BRIDGE BUILDER TRUST

Bridge Builder Core Bond Fund (the “Core Bond Fund”)

Supplement dated April 7, 2025

to the Prospectus dated October 28, 2024

This supplement provides new and additional information beyond that contained in the

Prospectus and should be read in conjunction with the Prospectus.

Effective immediately, Bradley Stevens has been added as a portfolio manager of the portion of the assets of the Core Bond Fund managed by Loomis, Sayles & Company, L.P. (“Loomis Sayles’ Allocated Portion of the Core Bond Fund”). Lynne A. Royer and Seth J. Timen continue to serve as portfolio managers of Loomis Sayles’ Allocated Portion of the Core Bond Fund.

Accordingly, the Prospectus is hereby supplemented and revised as follows:

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The table entitled “Loomis Sayles” in the sub-section entitled “Sub-advisers and Portfolio Managers” under the section entitled “Summary Section – Bridge Builder Core Bond Fund” is hereby replaced with the following:

Loomis Sayles

Portfolio Managers	Position with Loomis Sayles	Length of Service to the Fund

Lynne A. Royer	Portfolio Manager and Co-Head of the Disciplined Alpha Team	Since July 2015

Seth J. Timen	Portfolio Manager and Co-Head of the Disciplined Alpha Team	Since March 2021

Bradley Stevens, CFA	Portfolio Manager and Co-Head of the Disciplined Alpha Team	Since April 2025

2.

The sub-section entitled “Sub-advisers and Portfolio Managers – Core Bond Fund – Loomis Sayles – Portfolio Managers” under the section entitled “Management of the Funds” is hereby replaced with the following:

Portfolio Managers:

Lynne A. Royer has served as portfolio manager of the Core Bond Fund since July 2015. Seth J. Timen has served as portfolio manager of the Core Bond Fund since March 2021. Bradley Stevens, CFA, has served as portfolio manager of the Core Bond Fund since April 2025.

Ms. Royer is a Portfolio Manager and Co-Head of the Disciplined Alpha Team at Loomis Sayles. Ms. Royer began her investment industry career in 1985 and joined Loomis Sayles in 2010 from Wells Capital Management, where she was senior portfolio manager and co-head of the Montgomery core fixed income investment team. Previously, Ms. Royer was a lending officer with Morgan Guaranty Trust Company (J.P.Morgan). Earlier, she was a financial analyst in the equity research department at Barclays de Zoete Wedd and an analyst in the

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corporate finance department at Drexel Burnham Lambert. Ms. Royer is a Phi Beta Kappa graduate of Gettysburg College and earned an MBA from the Anderson Graduate School of Management at the University of California, Los Angeles and has over 37 years of investment industry experience.

Mr. Timen is a Portfolio Manager and Co-Head of the Disciplined Alpha Team at Loomis Sayles. Mr. Timen began his investment industry career in 2001 and joined Loomis Sayles as a Credit Trader in 2010, from Pequot Capital Management, where he was responsible for trading fixed income risk across investment grade, high yield, and structured products. Mr. Timen was promoted to Senior Credit Trader in 2014 and Credit Portfolio Manager in 2016. Previously, Mr. Timen was an associate at Credit Suisse, where he assisted with corporate bond investment and strategy execution for institutional clients. Mr. Timen earned a BA from the University of Michigan and has over 23 years of investment industry experience.

Mr. Stevens is a Portfolio Manager and Co-Head of the Disciplined Alpha Team at Loomis Sayles. He began his investment career in 2000 and joined the Disciplined Alpha team in 2010 as a Credit Analyst. He was later promoted to Senior Credit Analyst and then was promoted to Credit Portfolio Manager in 2018. Prior to joining Loomis Sayles in 2010, he worked at the California Public Employees’ Retirement System as an investment officer in credit. Prior to this, Mr. Stevens traded equity options at Timber Hill LLC. He earned a BA in economics from Denison University and an MBA from Columbia Business School and has over 20 years of investment industry experience.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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BRIDGE BUILDER TRUST

Bridge Builder Core Bond Fund (the “Core Bond Fund”)

Supplement dated April 7, 2025

to the Statement of Additional Information (the “SAI”)

dated October 28, 2024, as supplemented

This supplement provides new and additional information beyond that contained in the

SAI and should be read in conjunction with the SAI.

Effective immediately, Bradley Stevens has been added as a portfolio manager of the portion of the assets of the Core Bond Fund managed by Loomis, Sayles & Company, L.P. (“Loomis Sayles’ Allocated Portion of the Core Bond Fund”). Lynne A. Royer and Seth J. Timen continue to serve as portfolio managers of Loomis Sayles’ Allocated Portion of the Core Bond Fund.

Accordingly, the SAI is hereby supplemented and revised as follows:

The sub-section entitled “Other Accounts Managed by Portfolio Managers and Ownership of Fund Shares” under the section entitled “The Funds’ Investment Teams – The Sub-advisers – Core Bond Fund – Loomis, Sayles & Company, L.P. (“Loomis Sayles”)” is hereby replaced with the following:

Other Accounts Managed by Portfolio Managers and Ownership of Fund Shares. The table below identifies, for each portfolio manager of the Fund, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of these accounts are subject to a performance-based advisory fee, this information is reflected below. Information in all tables is shown as of June 30, 2024, except as noted below. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts

Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
All Accounts

Lynne A. Royer	0	$0	7	$2.90 billion	49	$13.32 billion

Seth J. Timen	0	$0	7	$2.90 billion	36	$13.31 billion

Bradley Stevens, CFA*	0	$0	6	$2.56 billion	39	$14.08 billion
Accounts Subject to Performance Fees

Lynne A. Royer	0	$0	1	$435 million	4	$1.85 billion

Seth J. Timen	0	$0	1	$435 million	4	$1.85 billion

Bradley Stevens, CFA*	0	$0	0	$0	0	$0

* As of December 31, 2024.

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As of June 30, 2024, for Ms. Royer and Mr. Timen and as of December 31, 2024, for Mr. Stevens, the above-listed portfolio managers did not beneficially own any shares of the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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